UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

Tectonic Therapeutic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Arsenal Way, Suite 210 Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (339) 666-3320

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TECX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 29, 2025, Tectonic Therapeutic, Inc. (the “Company”) posted a presentation titled “TX45 Phase 1b (Part B) PH-HFrEF Data Release Single Dose Hemodynamic Trial” on its website, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 29, 2025, the Company issued a press release titled “Tectonic Therapeutic Announces Positive Topline Data from Phase 1b Part B Clinical Trial for TX45 in Patients with Group 2 Pulmonary Hypertension in HFrEF.” A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and, other than the quotes contained therein, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation dated October 29, 2025.

99.2	Press Release dated October 29, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECTONIC THERAPEUTIC, INC.

By:	/s/ Daniel Lochner
Daniel Lochner Chief Financial Officer

Dated: October 29, 2025